Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT VIR BIOTECHNOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO THE

PATENT LICENSE AGREEMENT

This Amendment No. 1 to the Patent License Agreement (this “Amendment”) is entered into as of the 23rd day of February, 2021 (the “Amendment Effective Date”) by and between Vir Biotechnology, Inc., a Delaware corporation having a principal place of business at 499 Illinois St., San Francisco, CA 94158 (“VirBio”), and Xencor, Inc., a Delaware corporation having a principal place of business at 111 West Lemon Avenue, Monrovia, CA 91016 (“Xencor”). VirBio and Xencor may each be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Xencor and VirBio entered into that certain Patent License Agreement, dated as of March 25, 2020 (the “Agreement”); and

WHEREAS, Xencor and VirBio wish to amend certain terms of the Agreement in connection with expanding of the scope of the technology license granted therein and increasing the payment obligations contemplated therein as further provided in this Amendment; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties agree to amend the Agreement as follows. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

PART 1 - AMENDMENTS TO CERTAIN TERMS

1.	Amendment to Section 1.12 (Definition of “Fc Licensed Antibody”). Effective as of the Effective Date, Section 1.12 is hereby amended and restated in its entirety as follows:

“1.12 “Fc Licensed Antibody” means an Antibody that:

(a)	contains any Fc Licensed Component, and

(b)does not contain any technology (other than an Fc Licensed Component) that is covered or claimed (including Covered) by any Patent Controlled by Xencor or its Affiliates (whether such claim or coverage applies to the other technology alone or in combination with an Fc Licensed Component).”

2.	Amendment to Section 1.13 (Definition of “Fc Licensed Component”). Effective as of the Effective Date, Section 1.13 is hereby amended and restated in its entirety as follows:

“1.13 “Fc Licensed Component” means an Fc Region as described in clause (1) or clause

(2)	below:

(1)	an Fc Region that satisfies all of the conditions set forth in clauses (a) and (b) below:

(a)	contains the following [***] (such [***], the “Xtend Technology”), and

(b)	does not contain any [***] that are Covered by any Patent Controlled by Xencor or its Affiliates (whether such claim or coverage applies to [***] identified in clause 1(a) above);

(2)an Fc Region that satisfies all of the conditions set forth in clauses (a), (b) and (c) below (an Fc Licensed Component as described in this clause (2), a “Other Fc Licensed Component”):

(a)	contains the Xtend Technology [***],

(b)	contains any of the following [***] where such [***] is Covered by a Valid Claim of a Patent Controlled by Xencor or its Affiliates, and

(c)	does not contain any [***] that are Covered by any Patent Controlled by Xencor or its Affiliates (whether such claim or coverage applies to the [***] identified in clauses 2(a) or 2(b) above).”

3.	Amendment to Section 5.3.1 (Royalty Rate). Effective as of the Effective Date, Section
5.1.1	is hereby amended and restated in its entirety as follows:

“5.1.1 Royalty Rate. Subject to the terms of this Section 5.1, VirBio shall pay to Xencor:

(a)	a [***] royalty on worldwide annual Net Sales of Licensed Products that do not contain any Other Fc Licensed Component; and

(b)	a [***] royalty on worldwide annual Net Sales of Licensed Products that contain any Other Fc Licensed Component;

in each case, by VirBio, its Affiliates or Sublicensees, which may be paid directly by VirBio or an Affiliate of VirBio. Royalties under this Section 5.1 shall be payable on a Licensed Product-by-Licensed Product and country-by-country basis during the applicable Royalty Term for such Licensed Product.

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4.	Amendment to Section 7.5 (Press Release). From and after the Amendment Effective Date, a new paragraph is hereby added to Section 7.5 immediately following Section 7.5.2 and provides as follows:

“In addition, unless otherwise agreed by the Parties in writing, any press release or public announcement by VirBio or its Affiliates or Sublicensees regarding a Licensed Product that (i) does not incorporate any Other Fc Licensed Component shall include a statement that such Licensed Product ‘incorporates Xencor’s Xtend™ Technologies’, and

(ii) incorporates any Other Fc Licensed Component shall include a statement that such Licensed Product ‘incorporates Xencor’s Xtend™ and other Fc Technologies’.”

5.

Addition of Section 7.6 (Promotional Materials). From and after the Amendment Effective Date, a new Section 7.6 is hereby added to the Agreement immediately following the end of Section 7.5 (as hereby amended) and provides as follows:

“7.6 Promotional Materials. Unless prohibited by applicable Law or otherwise agreed by the Parties in writing, VirBio shall include (and shall cause its Affiliates and Sublicensees to include) in all Promotional Materials (defined below) for a Licensed Product that (i) does not incorporate any Other Fc Licensed Component a statement that such Licensed Product ‘incorporates Xencor’s Xtend™ Technologies’, and (ii) incorporates any Other Fc Licensed Component a statement that such Licensed Product ‘incorporates Xencor’s Xtend™ and other Fc Technologies’. For purposes of this Section 7.6, “Promotional Materials” means all written, printed, video or graphic advertising, promotional, educational and communication materials (other than the product labels and package inserts) for marketing, advertising and promoting of a Licensed Product, for use

(i) by a sales representatives or medical science liaisons or (ii) in advertisements, web sites or direct mail pieces.”

6.	Amendment to Exhibit A (Xencor Patents). Effective as of the Effective Date, Exhibit A of the Agreement is hereby amended and restated in its entirety as set forth in Exhibit A of this Amendment.

PART 2 – REFERENCE TO AND EFFECT ON THE AGREEMENT

7.1

Reference to Agreement. Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

7.2

Effectiveness of Amendment. Upon execution and delivery of this Amendment by the Parties, the amendments set forth above shall be effective as of the Amendment Effective Date, except where this Amendment expressly provides that such amendments are effective as of the Effective Date. Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

PART 3 – MISCELLANEOUS

8.1

Governing Law; Arbitration. This Amendment will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary. The Parties agree that the terms of Section 12.2 of the Agreement are incorporated by reference into this Amendment, mutatis mutandis, such that such terms shall apply to any disputes between the Parties relating to this Amendment.

8.2

Headings. The heading for each article and section in this Amendment has been inserted for convenience of reference only and is not intended to limit or expand on the meaning of the language contained in the particular article or section.

8.3

Counterparts. This Amendment may be executed in one or more counterparts, including by electronic or PDF signature, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS THEREOF, duly authorized representatives of the Parties hereto have executed this Amendment as of the date first set forth above.

VIR BIOTECHNOLOGY, INC.

By:	/s/ George Scangos
Name:	George Scangos
Title:	CEO

XENCOR, INC.

By:	/s/ Bassil Dahivat
Name:	Bassil Dahivat
Title:	President and Chief Executive Officer

EXHIBIT A

XENCOR PATENTS

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